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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported):  May 7, 1996



                              DLB OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


                                    OKLAHOMA
         (State or other jurisdiction of incorporation or organization)


            0-26484                                73-1358299
    (Commission File Number)          (I.R.S. Employer Identification No.)

   1601 N.W. EXPRESSWAY, SUITE 700
        OKLAHOMA CITY, OKLAHOMA                    73118-1401
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  405-848-8808
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ITEM 5.  OTHER EVENTS

         Registrant is filing as an exhibit to this report a press release dated May 7, 1996, announcing its First Quarter Results. Such exhibit is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed with this report:

         99.3     Press release dated May 7, 1996.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                        DLB Oil & Gas, Inc.


                                        /s/  Fred W. Standefer
                                        Fred W. Standefer
                                        Vice President Corporate Development

Date:  May 7, 1996
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                              INDEX TO EXHIBITS



          Exhibit
          Number                  Description
          -------                 -----------


           99.3       Press release dated May 7, 1996.